SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 26, 2022.

For Certain MFS® Funds

Effective September 8, 2022, the third paragraph under the sub-section entitled "Valuation" under the main heading entitled "Other Information" is restated in its entirety as follows:
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments to MFS pursuant to the fund's valuation policy and procedures approved by the Board of Trustees. The Board of Trustees has designated MFS as the "valuation designee" of the fund. As valuation designee, MFS will determine the fair value, in good faith, of securities and other instruments held by the fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply and test fair value methodologies, and oversee and evaluate pricing services used in valuing the fund's investments. If MFS determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by MFS in accordance with the fair valuation policy and procedures adopted by MFS.

Effective September 8, 2022, the fourth paragraph under the sub-section entitled "Valuation" under the main heading entitled "Other Information" is restated in its entirety as follows:
Under the fund's valuation policy and procedures, market quotations are not considered to be readily available for many types of derivatives. These investments are generally valued at fair value as determined by MFS based on information from third-party pricing services or otherwise determined by MFS in accordance with its fair valuation policy and procedures. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads, and other market data.

1049363                                                                                                                                                 1                                                                                                                            MULTI-SUP-III-082622